                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





Date of Report (Date of earliest event reported)   January 31, 1999
                                                   ----------------------------


                             ST. JOHN KNITS, INC.
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             (Exact name of registrant as specified in its charter)


       California                  1-11752            95-2245070
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(State or other jurisdiction      Commission         (IRS Employer
    of incorporation)            File Number)      Identification No.)


       17422 Derian Avenue, Irvine, California            92614
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       (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code  (949) 863-1171
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS
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         A copy of the press release issued by St. John Knits, Inc., a California corporation (the "Company"), on January 31, 1999 is filed as Exhibit
99.1 to this Current Report and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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99.1     Press Release issued by the Company on January 31, 1999.


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 2, 1999

                                   ST. JOHN KNITS, INC.



                                   By:    /s/ Roger G. Ruppert
                                          --------------------------------
                                   Name:  Roger G. Ruppert
                                   Title: Senior Vice President - Finance,
                                          Chief Financial Officer

                                 EXHIBIT INDEX
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Exhibit
   No.         Description of Exhibit
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99.1           Press Release issued by the Company on January 31, 1999

                                       3